Exhibit 10.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
00007	09/26/2013	0000HCGE-2013-56139	

6. ISSUED BY CODE 8219

Centers for Disease Control and Prevention (CDC)
Procurement and Grants Office (PGO)
2920 Brandywine Rd, K-69
Atlanta, GA 30341-5539

7. ADMINISTERED BY *(If other than Item 6)* CODE 8219

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State, and ZIP Code)*

EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD #1

LANSING, MI 48906-2933

CODE 026489018 FACILITY CODE

(√)

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2011-42084

10B. DATED *(SEE ITEM 13)*
09/30/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended. ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Section B

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify Authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

(√)

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-9

D. OTHER (Specify type of modification and authority)
FAR 52.217-6, Option for Increased Quantity.

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

CDC COR: Jacqueline Thomas, 404.639.1017, GTV4@cdc.gov

Vendor POC: Michael Mann, 301 216 9939, MannM@ebsi.com

Contracting Officer: Lawrence R. McCoy, 770.488.2087, GMG8@cdc.gov

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
		Christine N. Godfrey	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
BY *(Signature of person authorized to sign)*		BY /s/ Christine N. Godfrey *(Signature of Contracting Officer)*	09/26/13

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS
Option 2  Option for Additional Items Items:
ITEM 0003
SUPPLIES/SERVICES
BioThrax [**] product
BioThrax [**] product
[**] upon date of delivery
 [**]
To be delivered in accordance with
the delivery schedule on contract
Line(s) Of Accounting:
927ZLBG 2642 2013 75-13-0943
5623RF1101 $[**]
927ZLCH 2642 2013 75-13-0943
5623RF1101 $[**]
927ZLCJ 2642 2013 75-13-0943
5623RF1101 $[**]
939ZTGA 2642 2013 75-X-0956
5664711101 $[**]
939ZWUX 2642 2013 75-X-0956
 5664711101 $[**]
	QTY/UNIT [**] Doses	UNIT PRICE $[**]	EXTENDED PRICE $[**]
Exercise of Option
1            The purpose of this modification is to:
2	Purchase [**] does on CLIN 0003 and provide funding in the amount of $[**]
3	As a result of this modification, total contract value remains the same and total funding is increased by $[**], from $[**] to $[**].
4            Add mandatory CDC Local Clause – Needle Exchange, below.
CDC100.0001 Needle Exchange (May 2013)
The Contracting Officer shall insert the following clause in all solicitations and contract including FY13 appropriations.
No funds appropriated in the FY13 Appropriations Act and obligated to this contract may be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.
(End of clause)
TOTAL AMOUNT OBLIGATE ON THIS MODIFICATION: $[**]